SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 27, 2004

FIRST POTOMAC REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (301) 986-9200

Item 2. Acquisition or Disposition of Assets.

     As announced in a press release on May 27, 2004, the Registrant has entered into purchase agreements to acquire a portfolio of 14 properties (the “Suburban Maryland Portfolio”) for approximately $123.0 million and a two-building property (“Aquia Commerce Center I & II”) for approximately $11.2 million (the Suburban Maryland Portfolio and Aquia Commerce Center I & II are collectively referred to as the “Acquisition Properties”) for purchase prices aggregating approximately $134.2 million. The Registrant currently expects to use approximately $56.2 million of the proceeds from a public offering of its common stock to fund a portion of the purchase prices for the Acquisition Properties and will assume approximately $79.0 million of existing debt with respect to the Acquisition Properties.

     The following table describes the Acquisition Properties:

						Annualized
						Base Rent	Occupancy at
		No. of		Purchase	Square	at April 30,	April 30,
Property	Property Type	Bldgs.	Location	Price	Footage	2004	2004	Primary Tenants

Suburban Maryland Portfolio
Deer Park	Flex	4	Randallstown, MD		171,140	$1,200,407	93%	Mattei Compressors
Gateway Center	Flex	2	Gaithersburg, MD		44,307	604,935	100%	Montgomery County Auto Parts
Gateway West	Flex	4	Westminster, MD		110,147	827,342	68%	Carroll County Public Library
Girard Business Center	Flex	3	Gaithersburg, MD		123,900	1,276,194	95%	Aspen Systems Corporation
Girard Place	Flex	4	Gaithersburg, MD		175,190	1,405,502	100%	Spirent Communications
15 Worman’s Mill Court	Flex	1	Frederick, MD		39,966	385,018	100%	SAIC
20270 Goldenrod Lane	Flex	1	Germantown, MD		24,468	368,746	100%	Microlog Corporation
6900 English Muffin Way	Multi-tenant industrial	1	Frederick, MD		165,690	1,061,001	100%	BP Solarex; Capricorn Pharma
4451 Georgia Pacific Blvd	Multi-tenant industrial	1	Frederick, MD		169,750	1,080,658	100%	American Records Management
7561 Lindbergh Drive	Single-tenant industrial	1	Gaithersburg, MD		36,000	283,190	100%	Thomas AAA Moving
Patrick Center	Office	1	Frederick, MD		66,706	1,238,401	97%	Miles & Stockbridge; Merrill Lynch
WestPark	Office	1	Frederick, MD		28,915	469,319	100%	U.S. Govt.; Batelle Memorial Inst.
Woodlands Business Center	Office	1	Largo, MD		37,940	543,357	78%	SFA; Comcast Cable
Old Courthouse Square	Retail	1	Martinsburg, WV		201,350	997,041	83%	U.S. Government; Food Lion

Subtotal-		26		$123,000,000	1,395,469	$11,741,112	92%

Aquia Commerce Center I & II	Flex	2	Stafford, VA	$11,200,000	64,488	$1,475,165	100%	U.S. Government

Total/Average Acquisition Properties		28		$134,200,000 (1)	1,459,957	$13,216,277	93%

Total/Average — Current Portfolio and Acquisition Properties		68			4,439,007	$42,481,065	91%

(1)	Purchase price includes our assumption of approximately $79 million in existing debt.

      The Company expects to receive net proceeds from the offering of approximately $70.1 million after deducting the underwriting discount and estimated offering fees and expenses payable by the Company. If the underwriters exercise their over-allotment option in full, the Company expects to receive net proceeds of approximately $80.6 million. The Company expects to use the net proceeds that it receives from the offering as follows:

•	approximately $56.2 million to fund the cash portion of the purchase prices of the acquisition properties and related closing costs;

•	approximately $4.5 million to pay down the Company’s revolving line of credit; and

•	the remainder for general corporate and working capital purposes, including possible future acquisitions.

     If the Company completes the acquisition of Aquia Commerce Center I & II prior to completion of the offering, the Company intends to fund the cash portion of the purchase price and related closing costs through borrowings under its revolving line of credit and will use a portion of the net proceeds of the offering to repay such borrowings. If the Company completes its purchase of the Suburban Maryland Portfolio prior to completion of the offering, it intends to fund the cash portion of the purchase price and related closing costs through borrowings under its revolving line of credit and a short term bridge facility described below and will use a portion of the net proceeds of the offering to repay such borrowings. The Company’s revolving line of credit bears interest at LIBOR plus 1.9% to 2.5% depending on the ratio of its total indebtedness to its total asset value. The interest rate for outstanding borrowings under the Company’s revolving line of credit was 3.35% at May 26, 2004. The $4.5 million currently outstanding under the revolving line of credit was used to fund a portion of the purchase price for the Company’s acquisition of Herndon Corporate Center in April 2004. KeyBank National Association, an affiliate of KeyBanc Capital Markets, is one of the lenders under the revolving line of credit. KeyBank National Association has committed, subject to customary conditions, to provide the Company up to $35.0 million under a bridge loan to fund a portion of the cash purchase price for the Suburban Maryland Portfolio if the Company acquires the Suburban Maryland Portfolio prior to completion of the offering. The bridge loan, if drawn, would mature on September 30, 2004 if not repaid before then, would provide for customary fees, and would bear interest at LIBOR plus 3.25% for the first month, LIBOR plus 4.50% for the second month and LIBOR plus 5.25% thereafter. The Company would pledge its equity interests in its operating partnership and real property-owning subsidiaries, to the extent permitted under its other debt, and deliver a portion of the bridge loan proceeds into escrow to secure the bridge loan, and the bridge loan would prohibit the Company from incurring additional recourse debt outside of its existing $50 million revolving credit facility.

     The contracts to purchase the Acquisition Properties are subject to satisfactory completion of due diligence and customary closing conditions, including lender approval of the Company’s assumption of the outstanding mortgage debt on the Acquisition Properties. Those conditions may not be satisfied, or satisfactory due diligence completed, with respect to all of the Acquisition Properties, in which case the Company would not acquire the Acquisition Properties with respect to which the conditions are not satisfied or satisfactory due diligence completed.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired

1.	Aquia Commerce Center I & II — Report of Independent Registered Public Accounting Firm, Statement of Revenues and Certain Expenses for the three months ended March 31, 2004 (unaudited) and year ended December 31, 2003 and Notes to Statements of Revenues and Certain Expenses.

2.	Suburban Maryland Portfolio — Report of Independent Registered Public Accounting Firm, Statement of Revenues and Certain Expenses for the three months ended March 31, 2004 (unaudited) and year ended December 31, 2003 and Notes to Statements of Revenues and Certain Expenses.

3.	Hendon Corporate Center — Report of Independent Registered Public Accounting Firm, Statements of Revenues and Certain Expenses of the three months ended March 31, 2004 (unaudited) and year ended December 31, 2003 and the Notes to Statements of Revenues and Certain Expenses.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

First Potomac Realty Trust:

      We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Aquia Commerce Center I & II for the year ended December 31, 2003. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of Aquia Commerce Center I & II. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property and may not be comparable with those expenses resulting from the proposed future operations of Aquia Commerce Center I & II.

      In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of Aquia Commerce Center I & II for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

McLean, Virginia

April 27, 2004

AQUIA COMMERCE CENTER I & II

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

	2004	2003

	(unaudited)
Revenues:
Rental	$361,631	$1,446,493
Other	10,092	46,511

	371,723	1,493,004

Certain Expenses:
Management Fees	14,869	59,502
Janitorial	23,996	93,263
Utilities	36,370	106,923
Insurance	1,885	7,153
Security	150	900
Real estate taxes	16,178	63,122
Repairs and maintenance	6,289	29,355
Other	—	4,479

	99,737	364,697

Revenues in excess of certain expenses	$271,986	$1,128,307

See accompanying notes to statement of revenues and certain expenses.

AQUIA COMMERCE CENTER I & II

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

(1)  Background

      Aquia Commerce Center I & II consists of two flex office properties located in Stafford County, Virginia. Aquia Commerce Center I & II contain 34,111 and 30,377 square feet, respectively, and are 100 percent occupied by the United States Government under non-cancellable operating leases at December 31, 2003. These leases expire from 2006 to 2009 with 5 to 7 year renewal options available at the discretion of the landlord.

(2)  Summary of Significant Accounting Policies and Other Matters

     (a)  Basis of Presentation

      The accompanying statement of revenues and certain expenses relates to Aquia Commerce Center I & II and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred in the future operations of Aquia Commerce Center I & II.

     (b)  Revenue Recognition

      Base rental revenues are recognized on a straight-line basis over the terms of the respective leases.

     (c)  Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)  Management Fees

      Aquia Commerce Center I & II has a management agreement that provides for management fees of 4 percent of gross revenues as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the three months ended March 31, 2004 and the year ended December 31, 2003 were $14,869 (unaudited) and $59,502, respectively.

(4)  Tenant Leases

      The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2003 are as follows:

2004	$1,475,172
2005	1,475,172
2006	729,537
2007	661,752
2008	661,752
Thereafter	661,752

Total	$5,665,137

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

First Potomac Realty Trust

      We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of the Suburban Maryland Portfolio for the year ended December 31, 2003. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of the Suburban Maryland Portfolio. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property and may not be comparable with those resulting from the proposed future operations of the Suburban Maryland Portfolio.

      In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of the Suburban Maryland Portfolio for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

McLean, Virginia

April 27, 2004

SUBURBAN MARYLAND PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

	2004	2003

	(unaudited)
Revenues:
Minimum rental	$2,806,858	$11,087,954
Operating expense recoveries	630,802	2,963,860
Other	46,463	397,144

	3,484,123	14,448,958

Certain expenses:
Management fees	139,116	582,191
Janitorial	66,170	259,081
Utilities	140,747	512,759
Insurance	22,133	102,821
Landscaping	65,064	274,173
Security	17,404	79,237
Real estate taxes	324,107	1,273,619
Repairs and maintenance	280,681	826,057

	1,055,422	3,909,938

Revenues in excess of certain expenses	$2,428,701	$10,539,020

SUBURBAN MARYLAND PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

(1)  Background

      The Suburban Maryland Portfolio consists of thirteen flex and commercial office and industrial properties located in Maryland and one retail property located in West Virginia. These buildings contain approximately 1,397,000 square feet and are approximately 94% percent leased subject to non-cancelable operating leases expiring through 2023 primarily to the government contractors and professional services firms. Certain leases contain renewal options available at the discretion of the landlord or the tenant upon the satisfaction of certain criteria.

(2)  Summary of Significant Accounting Policies and Other Matters

     (a)  Basis of Presentation

      The accompanying statement of revenues and certain expenses relates to the Suburban Maryland Portfolio and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement includes the revenues and certain expenses of the properties known as:

6900 English Muffin Way

Patrick Center
WestPark
Girard Business Center
7561 Lindbergh Drive
Woodlands Business Center
Deer Park
Georgia Pacific Blvd.
15 Worman’s Mill Court
Gateway Center
Girard Place
20270 Goldenrod Lane
Old Courthouse Square
Gateway West

      The statement of revenues and certain expenses excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred by First Potomac Realty Trust in the proposed future operations of the Suburban Maryland Portfolio. All intercompany balances and transactions have been eliminated in combination.

     (b)  Revenue Recognition

      Minimum rental revenues are recognized on a straight-line basis over the terms of the respective leases.

     (c)  Use of Estimates

      The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3)  Management Fees

      The Suburban Maryland Portfolio has a management agreement that provides for management fees of 4 percent of gross revenues, as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the three months ended March 31, 2004 and the year ended December 31, 2003 were $139,116 (unaudited) and $582,191, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

First Potomac Realty Trust:

      We have audited the accompanying statement of revenues and certain expenses (as defined in note 2) of Herndon Corporate Center for the year ended December 31, 2003. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the revenues and expenses of Herndon Corporate Center. As described in note 2, the accompanying statement of revenues and certain expenses excludes some expenses of the property and may not be comparable with those expenses resulting from the proposed future operations of Herndon Corporate Center.

      In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of Herndon Corporate Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

McLean, Virginia

April 27, 2004

HERNDON CORPORATE CENTER

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

	2004	2003

	(unaudited)
Revenues:
Rental	$497,549	$1,675,725
Other	50,071	203,563

	547,620	1,879,288
Certain expenses:
Management fees	14,937	58,911
Janitorial	33,268	77,154
Utilities	76,767	157,771
Insurance	3,386	12,825
Landscaping	15,753	23,476
Security	2,879	18,916
Real estate taxes	33,075	145,709
Repairs and maintenance	21,070	103,854

	201,135	598,616

Revenues in excess of certain expenses	$346,485	$1,280,672

See accompanying notes to statement of revenues and certain expenses.

HERNDON CORPORATE CENTER

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Three months ended March 31, 2004 (unaudited) and Year ended December 31, 2003

(1)  Background

      During April 2004, First Potomac Realty Trust formed Herndon Corporate Center, LLC, (the Company) a Delaware limited liability company for the purpose of owning and holding commercial rental properties. The Company is 100% owned by First Potomac Realty Trust.

      On April 27, 2004, First Potomac Realty Trust purchased Herndon Corporate Center, a multi-tenant industrial property located in Herndon, Virginia. The building contains approximately 127,000 rentable square feet and is 96% leased at December 31, 2003.

(2)  Summary of Significant Accounting Policies and Other Matters

     (a) Basis of Presentation

      The accompanying statement of revenues and certain expenses relates to Herndon Corporate Center and has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The statement excludes mortgage interest and depreciation and amortization and accordingly, the statement is not representative of the actual operations for the period presented and also may not be comparable to the expenses expected to be incurred by First Potomac Realty Trust in the proposed future operations of Herndon Corporate Center.

     (b) Revenue Recognition

      Base rental revenues are recognized on a straight-line basis over the terms of the respective leases.

     (c) Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(3) Management Fees

      Herndon Corporate Center has a management agreement that provides for management fees of 4% of gross revenues as defined, and for reimbursement of certain direct costs, including on-site management costs incurred in operating the buildings. Management fee expenses during the three months ended March 31, 2004 and the year ended December 31, 2003 were $14,937 (unaudited) and $58,911, respectively.

(4) Tenant Leases

      Space in Herndon Corporate Center is leased to approximately 13 tenants. During January 2004, approximately 2,100 square feet was rented to an additional tenant whose lease expires in 2009. The total minimum rents to be received from tenants under noncancelable operating leases are as follows:

2004	$1,978,843
2005	1,860,491
2006	1,874,520
2007	1,356,272
2008	642,220
Thereafter	1,014,745

Total	$8,727,091

     (b)  Pro Forma Financial Information

The following pro forma financial statements reflect the Company’s acquisition of the Acquisition Properties, the acquisition of Herndon Corporate Center on April 27, 2004 and the Company's proposed public offering of its common shares (as filed on a Registration Statement of Form S-11)

FIRST POTOMAC REALTY TRUST

PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2004
(Unaudited)

		Herndon Corp.				Suburban Maryland
	Historical	Center			Aquia	Portfolio		Pro Forma
	First Potomac	Acquisition		Offering	Acquisition	Acquisition	Other	First Potomac
	Realty Trust	(A)	Subtotal	(B)	(C)	(D)	(E)	Realty Trust

Assets
Rental Property, net	$206,939,622	$18,634,774	$225,574,396	$—	$10,313,534	$121,094,953	$—	$356,982,883
Cash and cash equivalents	8,748,900	(6,884,000)	1,864,900	70,124,000	(10,150,000)	(46,000,000)	(4,500,000)	11,338,900
Escrows and reserves	2,568,143	—	2,568,143	—	—	—	—	2,568,143
Accounts and other receivables, net of allowance for doubtful accounts	681,682	—	681,682	—	—	—	—	681,682
Accrued straight-line rents, net	1,878,111	—	1,878,111	—	—	—	—	1,878,111
Deferred costs, net	3,102,956	—	3,102,956	—	—	—	—	3,102,956
Prepaid expenses and other assets	2,685,432	—	2,685,432	—	—	—	—	2,685,432
Intangibles assets, net	9,305,659	1,735,733	11,041,392	—	1,073,962	7,391,463	—	19,506,817

Total assets	$235,910,505	$13,486,507	$249,397,012	$70,124,000	$1,237,496	$82,486,416	$(4,500,000)	$398,744,924

Liabilities, Minority Interest and Shareholders’ Equity
Mortgage loans and notes payable	$120,543,017	$8,954,358	$129,497,375	$—	$1,050,000	$80,441,164	$—	$210,988,539
Line of credit	—	4,500,000	4,500,000	—	—	—	(4,500,000)	—
Accounts payable and accrued expenses	1,318,710	—	1,318,710	—	—	—	—	1,318,710
Accrued interest	432,073	—	432,073	—	—	—	—	432,073
Rents received in advance	1,041,462	—	1,041,462	—	—	—	—	1,041,462
Tenant security deposits	1,072,657	—	1,072,657	—	—	—	—	1,072,657
Deferred market rent	704,457	32,149	736,606	—	187,496	2,045,252	—	2,969,354

Total liabilities	125,112,376	13,486,507	138,598,883	—	1,237,496	82,486,416	(4,500,000)	217,822,795
Minority interest	19,699,747	—	19,699,747	—	—	—	—	19,699,747
Shareholders’ equity	91,098,382	—	91,098,382	70,124,000	—	—	—	161,222,382

Total liabilities and shareholders’ equity	$235,910,505	$13,486,507	$249,397,012	$70,124,000	$1,237,496	$82,486,416	$(4,500,000)	$398,744,924

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

Presentation

      The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 2004 reflects adjustments for completed acquisitions and to reflect the Company’s proposed public offering of common shares and related transactions:

      The Pro Forma Consolidated Balance Sheet assumes all of the following occurred on March 31, 2004:

•	Public offering of 4,000,000 common shares at $18.65 per share, with net proceeds of $70.1 million;

•	The acquisition of Herndon Corporate Center for $20.7 million, which occurred on April 27, 2004;

•	The acquisitions of the Suburban Maryland Portfolio and Aquia Commerce Center I & II that are currently under contract to purchase for an aggregate of approximately $134 million; and

•	Repayment of $4.5 million of debt outstanding on the Company’s revolving line of credit using proceeds from the offering. This debt was incurred to partially fund the acquisition of Herndon Corporate Center.

      In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the common share offering and other transactions described above occurred on March 31, 2004, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

      (A) Reflects the Company’s acquisition of Herndon Corporate Center. The Company acquired this property at a purchase price of $20.7 million on April 27, 2004. This acquisition was funded through assumption of a $9.1 million mortgage, fair valued at $9.0 million, a $4.5 million borrowing on the Company’s revolving line of credit facility and available cash. The purchase price of this property has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations”.

      (B) Represents proceeds from public offering of 4,000,000 common shares at $18.65 per share, net of estimated transaction costs of approximately $4.5 million.

      (C) Reflects the Company’s probable acquisition of Aquia Commerce Center I & II, currently under contract to purchase for $11.2 million. The acquisition of this property will be funded through assumption of a $1.0 million mortgage, which approximates its fair value, with the balance to be paid in cash. The purchase price of this property has been allocated among the building (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations”. If our acquisition of Aquia Commerce Center I & II is completed before we complete this offering, we will use amounts available under our revolving line of credit to finance the cash portion of the purchase price. We will use the proceeds from this offering to repay these borrowings.

      (D) Reflects the Company’s probable acquisition of the Suburban Maryland Portfolio, currently under contract to purchase for $123 million. The acquisition of this property will be funded through assumption of a $78 million mortgage, fair valued at $80 million, with the balance to be paid in cash. The purchase price of this property has been allocated among the buildings (on an as-if vacant basis), land, tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations”.

      (E) Reflects the repayment of $4.5 million outstanding under the Company’s revolving line of credit drawn to fund the acquisition of Herndon Corporate Center.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For Three Months Ended
March 31, 2004
(Unaudited)

				Suburban
				Maryland
		Herndon Corp		Portfolio and
	Historical	Center		Aquia		Pro Forma
	First Potomac	Acquisition		Acquisitions	Other	First Potomac
	Realty Trust	(A)	Subtotal	(B)	(C)	Realty Trust

Revenues
Rental	$6,651,804	$504,735	$7,156,539	$3,323,715	$—	$10,480,254
Tenant Reimbursement	1,060,695	50,071	1,110,766	687,357	—	1,798,123

Total revenue	7,712,499	554,806	8,267,305	4,011,072	—	12,278,377
Operating Expenses
Property operating	1,631,794	164,674	1,796,468	790,856	6,078	2,593,402
Taxes and insurance	709,137	36,461	745,598	364,303	—	1,109,901
General and administrative	720,098	—	720,098	—	—	720,098
Depreciation and amortization	2,604,911	204,777	2,809,688	1,478,738	—	4,288,426

Total operating expenses	5,665,940	405,912	6,071,852	2,633,897	6,078	8,711,827

Operating income	2,046,559	148,894	2,195,453	1,377,175	(6,078)	3,566,550
Other expenses (income)
Interest expense	2,067,606	135,725	2,203,331	1,233,252	—	3,436,583
Interest and other income	(35,062)	—	(35,062)	—	—	(35,062)
Loss on early retirement of debt	212,250	—	212,250	—	—	212,250

Total other expenses	2,244,794	135,725	2,380,519	1,233,252	—	3,613,771
Minority interest	(27,629)	1,310	(26,319)	14,320	7,300	(4,699)

Net income (loss)	$(170,606)	$11,859	$(158,747)	$129,603	$(13,378)	$(42,522)

Loss per share — Basic and diluted	$(0.02)					$(0.00)
Weighted average common shares outstanding — basic and diluted	8,634,000					12,634,000

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For Year Ended
December 31, 2003
(Unaudited)

					Suburban
					Maryland
		Fourth	Herndon Corp		Portfolio and
	Historical	Quarter 2003	Center		Aquia		Pro Forma
	First Potomac	Acquisitions	Acquisition		Acquisitions	Other	First Potomac
	Realty Trust	(D)	(A)	Subtotal	(B)	(C)	Realty Trust

Revenues
Rental	$15,341,194	$10,390,591	$1,704,467	$27,436,252	$13,155,351	$—	$40,591,603
Tenant Reimbursement	3,021,575	1,445,816	203,563	4,670,954	3,407,515	—	8,078,469

Total revenue	18,362,769	11,836,407	1,908,030	32,107,206	16,562,866	—	48,670,072
Operating Expenses
Property operating	3,338,647	2,636,577	440,082	6,415,306	2,827,921	(50,604)	9,192,623
Taxes and insurance	1,573,812	979,714	167,957	2,721,483	1,446,715	—	4,168,198
General and administrative	4,306,466	—	—	4,306,466	—	(1,150,000)	3,156,466
Depreciation and amortization	5,128,079	5,295,127	819,106	11,242,312	5,914,950	—	17,157,262

Total operating expenses	14,347,004	8,911,418	1,427,145	24,685,567	10,189,586	(1,200,604)	33,674,549

Operating income	4,015,765	2,924,989	480,885	7,421,639	6,373,280	1,200,604	14,995,523
Other expenses (income)
Interest expense	11,074,922	1,189,486	542,899	12,807,307	4,933,002	(4,027,194)	13,713,115
Interest and other income	(221,626)	72,671	—	(148,955)	—	—	(148,955)
Equity in earnings	46,953	—	—	46,953	—	(46,953)	—
Loss on early retirement of debt	4,566,782	—	—	4,566,782	—	—	4,566,782

Total other expenses	15,467,031	1,262,157	542,899	17,272,087	4,933,002	(4,074,147)	18,130,942
Minority interests	(1,308,038)	165,452	(6,170)	(1,148,756)	143,308	693,475	(311,973)

Net income (loss)	$(10,143,228)	$1,497,380	$(55,844)	$(8,701,692)	$1,296,970	$4,581,276	$(2,823,446)

Loss per share-
Basic and diluted	$(0.73)						$(0.22)
Weighted average common shares outstanding — basic and diluted	8,177,478						12,634,000

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Presentation

      The accompanying unaudited Pro Forma Consolidated Statements of Operations of the Company for the three months ended March 31, 2004 and the year ended December 31, 2003 are based on the Consolidated and Combined Historical Statements of Operations of the Company and the First Potomac Predecessor adjusted for completed acquisitions, the application of the net proceeds from our initial public offering and related transactions and to reflect the Company’s proposed public offering of common shares and related transactions:

      The Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2004 and the year ended December 31, 2003 assumes that all of the following occurred on January 1, 2003:

•	Initial public offering of 8,625,000 common shares at $15.00 per share, with net proceeds of $118 million;

•	Repayment of approximately $34.6 million of debt using proceeds from the initial public offering of common shares;

•	Acquisition of FPM Management, LLC and the related termination charge of $1.4 million to extinguish the acquired management contracts;

•	Public offering of 4,000,000 common shares at $18.65 per share, with net proceeds of $70.1 million;

•	The fourth quarter 2003 acquisitions of Rumsey Center, Snowden Center,Greenbrier Technology Center II, Norfolk Business Center, Virginia Center, Interstate Plaza, Alexandria Corporate Park and 6251 Ammendale Road;

•	The acquisition of Herndon Corporate Center for $20.7 million;

•	The acquisitions of the Suburban Maryland Portfolio and Aquia Commerce Center I & II that are currently under contract to purchase for an aggregate of approximately $134 million; and

•	Repayment of $4.5 million of debt outstanding on the Company’s revolving line of credit borrowed to partially fund the acquisition of Herndon Corporate Center.

      In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated and Combined Statement of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual financial position would have been had the common share offering and other transactions described above occurred on January 1, 2003, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

      (A) Reflects the operating results of Herndon Corporate Center, including depreciation and amortization expense and a reduction to rental revenue related to allocation of the purchase price of the building to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141. Interest expense results from assumed debt with a fair value of $9.0 million and an effective interest rate of 5.7 percent. The adjustment to minority interest reflects the minority unitholders, or limited partners, allocable share of the property’s operating results.

      (B) Reflects the operating results of the Suburban Maryland Portfolio and Aquia Commerce Center I & II, including depreciation and amortization expense and a reduction to rental revenue related to allocation of the purchase price of the property to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141. Interest expense results from assumed debt with fair values of $80 million and $1 million and effective interest rates of 6.0 and 6.5 percent, respectively. The adjustment to minority interest reflects the minority unitholders, or limited partners, allocable share of the properties operating results.

      (C) Represents the elimination of property management fees of acquired properties paid to third parties ($0.2 million and $0.7 million for the three months ended March 31, 2004 and the year ended December 31, 2003, respectively), offset by estimated additional compensation and other costs directly associated with managing the anticipated increase in the Company’s portfolio.

      Reflects additional public company general and administrative costs for compensation, reporting, legal and accounting expenses for the year ended December 31, 2003, offset by the elimination of the $1.4 million termination charge related to the extinguishment of management contracts upon the acquisition of FPM Management, LLC.

      Reflects the reduction in interest expense from the repayment of approximately $34.6 million of debt with an interest rate of 15 percent.

      Reflects the elimination of previously recorded equity method losses from properties the Company acquired in the fourth quarter of 2003.

      (D) Reflects the operating results of acquisitions completed in the fourth quarter of 2003 including Rumsey Center, Snowden Center, Greenbrier Technology II, Norfolk Business Center, Virginia Center, Interstate Plaza, Alexandria Corporate Park and 6251 Ammendale Road. The adjustment to minority interest reflects the minority unitholders’, or limited partners’, allocable share of the property’s operating results.

     (c)  Exhibits

Exhibit 23	Consent of KPMG LLP.

Exhibit 99.1	Press Release with respect to the Company’s acquisition of 15 properties for $134 million, dated May 27, 2004.

Exhibit 99.2	Press Release with respect to the filing of the Company’s Registration Statement on Form S-11, dated May 27, 2004.

Item 9.	Regulation FD Disclosure.

This Current Report on Form 8-K and the exhibits 99.1 and 99.2 attached hereto are being furnished by the Company pursuant to Item 9 of Form 8-K, insofar as such exhibits consist of press releases issued by the Company on May 27, 2004 concerning the Company’s acquisition of the acquisition properties and the filing of the Company’s Registration Statement on Form S-11 under the Securities Act of 1933, as amended.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST POTOMAC REALTY TRUST (Registrant)

Date: May 27, 2004	By:	/s/ Barry H. Bass

Barry H. Bass Chief Financial Officer

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EXHIBIT INDEX

Exhibit		Description

23	—	Consent of KPMG LLP.

99.1		Press Release with respect to the Company’s acquisition of 15 properties for $134 million, dated May 27, 2004.

99.2		Press Release with respect to the filing of the Company’s Registration Statement on Form S-11, dated May 27, 2004.

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